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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-84025, 333-34506, 333-39098, and 333-40240).


                                        /s/  ARTHUR ANDERSEN LLP

March 28, 2002
Vienna, Virginia